                                                                     EXHIBIT D-3
AGL Resources Inc.
Consolidating Balance Sheet
As of September 30, 2000
(Millions)

                                                      AGL Resources Inc.                                           Atlanta Gas Light
                                                         Consolidated      Eliminations     AGL Resources Inc.          Company
                                                    --------------------------------------------------------------------------------
ASSETS

Current Assets
    Cash and cash equivalents                             $    2.0                -                    -                       -
    Receivables
                 Gas                                          29.9                -                    -                    22.0
                 Other                                        13.4             (2.6)                (1.1)                    2.2
                 Intercompany receivables/(payables)             -                -                194.8                  (156.7)
                 Unbilled revenues                             1.7                -                    -                       -
------------------------------------------------------------------------------------------------------------------------------------
                      Total receivables                       45.0             (2.6)               193.7                  (132.5)
------------------------------------------------------------------------------------------------------------------------------------
    Refundable income taxes                                    8.1                -                                          8.1
    Inventories
                 Natural gas stored underground               27.7                -                    -                    19.7
                 Liquefied natural gas                         2.1                -                    -                       -
                 Materials and supplies                        6.2                -                    -                     6.0
                 Other                                         1.2                -                    -                       -
------------------------------------------------------------------------------------------------------------------------------------
                      Total inventories                       37.2                -                    -                    25.7
------------------------------------------------------------------------------------------------------------------------------------
    Other current assets                                       7.4                -                  1.5                       -
------------------------------------------------------------------------------------------------------------------------------------
                      Total current assets                    99.7             (2.6)               195.2                   (98.7)
------------------------------------------------------------------------------------------------------------------------------------
Investment and Equity in Associated Company                    0.0           (374.3)               238.6                    38.9
------------------------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
    Utility plant                                          2,371.5                -                    -                 2,215.8
    Less accumulated depreciation                           (791.8)               -                    -                  (733.0)
------------------------------------------------------------------------------------------------------------------------------------
                 Utility plant - net                       1,579.7                -                    -                 1,482.8
------------------------------------------------------------------------------------------------------------------------------------
    Non-utility property                                      88.2                -                 75.2                     1.1
    Less accumulated depreciation                            (30.4)               -                (24.4)                   (0.1)
------------------------------------------------------------------------------------------------------------------------------------
                 Non-utility property - net                   57.8                -                 50.8                     1.0
------------------------------------------------------------------------------------------------------------------------------------
                 Total property, plant, and
                   equipment                               1,637.5                -                 50.8                 1,483.8
------------------------------------------------------------------------------------------------------------------------------------
Deferred Debits and Other Assets
    Unrecovered environmental response costs                 164.6                -                    -                   164.6
    Investments in joint ventures                             78.8             (2.7)                 2.7                       -
    Unrecovered postretirement benefits costs                  7.9                -                    -                     7.9
    Other                                                     31.4                -                  4.7                    25.4
------------------------------------------------------------------------------------------------------------------------------------
                 Total deferred debits and other
                   assets                                    282.7             (2.7)                 7.4                   197.9
------------------------------------------------------------------------------------------------------------------------------------
Total Assets                                              $2,019.9          $(379.6)              $492.0                $1,621.9
====================================================================================================================================

                              Exhibit D-3, page 1

AGL Resources Inc.
Consolidating Balance Sheet
As of September 30, 2000
(Millions)

                                                   Chattanooga Gas   AGL Energy Services,   Georgia Natural Gas   AGL Investments,
                                                       Company              Inc.                 Company                Inc.
                                                   ---------------------------------------------------------------------------------
ASSETS

Current Assets
    Cash and cash equivalents                                -               $ 0.1                       -              $ 1.6
    Receivables
                 Gas                                       6.3                 1.6                       -                  -
                 Other                                     0.1                 0.1                     1.9                0.7
                 Intercompany receivables/(payables)     (17.8)               13.8                   (59.8)              34.3
                 Unbilled revenues                         1.7                   -                       -                  -
------------------------------------------------------------------------------------------------------------------------------------
                      Total receivables                   (9.7)               15.5                   (57.9)              35.0
------------------------------------------------------------------------------------------------------------------------------------
    Refundable income taxes
    Inventories
                 Natural gas stored underground            8.0                   -                       -                  -
                 Liquefied natural gas                     2.1                   -                       -                  -
                 Materials and supplies                    0.2                   -                       -                  -
                 Other                                       -                   -                     1.2                  -
------------------------------------------------------------------------------------------------------------------------------------
                      Total inventories                   10.3                   -                     1.2                  -
------------------------------------------------------------------------------------------------------------------------------------
    Other current assets                                   5.6                   -                       -                  -
------------------------------------------------------------------------------------------------------------------------------------
                      Total current assets                 6.2                15.6                   (56.7)              36.6
------------------------------------------------------------------------------------------------------------------------------------
Investment and Equity in Associated Company                  -                   -                       -               19.5
------------------------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
    Utility plant                                        155.7                   -                       -                  -
    Less accumulated depreciation                        (58.8)                  -                       -                  -
------------------------------------------------------------------------------------------------------------------------------------
                 Utility plant - net                      96.9                   -                       -                  -
------------------------------------------------------------------------------------------------------------------------------------
    Non-utility property                                     -                 0.4                       -                1.5
    Less accumulated depreciation                            -                (0.1)                      -               (0.3)
------------------------------------------------------------------------------------------------------------------------------------
                 Non-utility property - net                  -                 0.3                       -                1.2
------------------------------------------------------------------------------------------------------------------------------------
                 Total property, plant, and
                   equipment                              96.9                 0.3                       -                1.2
------------------------------------------------------------------------------------------------------------------------------------
Deferred Debits and Other Assets
    Unrecovered environmental response costs                 -                   -                       -                  -
    Investments in joint ventures                            -                   -                    39.8                  -
    Unrecovered postretirement benefits costs                -                   -                       -                  -
    Other                                                  0.7                 0.1                       -                  -
------------------------------------------------------------------------------------------------------------------------------------
                 Total deferred debits and other
                   assets                                  0.7                 0.1                    39.8                  -
------------------------------------------------------------------------------------------------------------------------------------
Total Assets                                            $103.8               $16.0                  $(16.9)             $57.3
====================================================================================================================================

                              Exhibit D-3, page 2

AGL Resources Inc.
Consolidating Balance Sheet
As of September 30, 2000
(Millions)

                                                               AGL Propane                     AGL Consumer        Trustees
                                                             Services, Inc.   Utilipro Inc.   Services, Inc.   Investments, Inc.
                                                             -------------------------------------------------------------------
ASSETS

Current Assets
    Cash and cash equivalents                                         -           $  0.3               -                 -
    Receivables
                 Gas                                                  -                -               -                 -
                 Other                                              1.3              8.4             0.1                 -
                 Intercompany receivables/(payables)               (0.1)           (13.2)            0.3               1.9
                 Unbilled revenues                                    -                -               -                 -
--------------------------------------------------------------------------------------------------------------------------------
                      Total receivables                             1.2             (4.8)            0.4               1.9
--------------------------------------------------------------------------------------------------------------------------------
    Refundable income taxes
    Inventories
                 Natural gas stored underground                       -                -               -                 -
                 Liquefied natural gas                                -                -               -                 -
                 Materials and supplies                               -                -               -                 -
                 Other                                                -                -               -                 -
--------------------------------------------------------------------------------------------------------------------------------
                      Total inventories                               -                -               -                 -
--------------------------------------------------------------------------------------------------------------------------------
    Other current assets                                              -              0.3               -                 -
--------------------------------------------------------------------------------------------------------------------------------
                      Total current assets                          1.2             (4.2)            0.4               1.9
--------------------------------------------------------------------------------------------------------------------------------
Investment and Equity in Associated Company                           -                -               -                 -
--------------------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
    Utility plant                                                     -                -               -                 -
    Less accumulated depreciation                                     -                -               -                 -
--------------------------------------------------------------------------------------------------------------------------------
                      Utility plant - net                             -                -               -                 -
--------------------------------------------------------------------------------------------------------------------------------
    Non-utility property                                              -              4.5               -               3.5
    Less accumulated depreciation                                     -             (1.1)              -              (2.7)
--------------------------------------------------------------------------------------------------------------------------------
                      Non-utility property - net                      -              3.4               -               0.8
--------------------------------------------------------------------------------------------------------------------------------
                      Total property, plant, and
                        equipment                                     -              3.4               -               0.8
--------------------------------------------------------------------------------------------------------------------------------
Deferred Debits and Other Assets
    Unrecovered environmental response costs                          -                -               -                 -
    Investments in joint ventures                                  35.1                -               -                 -
    Unrecovered postretirement benefits costs                         -                -               -                 -
    Other                                                             -              0.1               -                 -
--------------------------------------------------------------------------------------------------------------------------------
                      Total deferred debits and other
                        assets                                     35.1              0.1               -                 -
--------------------------------------------------------------------------------------------------------------------------------
Total Assets                                                      $36.3            $(0.7)           $0.4             $ 2.7
================================================================================================================================



                              Exhibit D-3, page 3

AGL Resources Inc.
Consolidating Balance Sheet
As of September 30, 2000
(Millions)

                                                                                                 Georgia Gas       AGL Peaking
                                                   AGL Capital Trust     AGL Networks, LLC         Company        Services, Inc.
                                                 -----------------------------------------------------------------------------------
ASSETS

Current Assets
    Cash and cash equivalents                                -                     -                     -                 -
    Receivables
                 Gas                                         -                     -                     -                 -
                 Other                                     2.1                    -                     -                0.2
                 Intercompany receivables/(payables)      (0.8)                  1.9                   2.6              (0.8)
                 Unbilled revenues                           -                     -                     -                 -
------------------------------------------------------------------------------------------------------------------------------------
                      Total receivables                    1.3                   1.9                   2.6              (0.6)
------------------------------------------------------------------------------------------------------------------------------------
    Refundable income taxes
    Inventories
                 Natural gas stored underground              -                     -                     -                 -
                 Liquefied natural gas                       -                     -                     -                 -
                 Materials and supplies                      -                     -                     -                 -
                 Other                                       -                     -                     -                 -
------------------------------------------------------------------------------------------------------------------------------------
                      Total inventories                      -                     -                     -                 -
------------------------------------------------------------------------------------------------------------------------------------
    Other current assets                                     -                     -                     -                 -
------------------------------------------------------------------------------------------------------------------------------------
                      Total current assets                 1.3                   1.9                   2.6              (0.6)
------------------------------------------------------------------------------------------------------------------------------------
Investment and Equity in Associated Company               77.3                    -                     -                 -
------------------------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
    Utility plant                                            -                     -                     -                 -
    Less accumulated depreciation                            -                     -                     -                 -
------------------------------------------------------------------------------------------------------------------------------------
                 Utility plant - net                         -                     -                     -                 -
------------------------------------------------------------------------------------------------------------------------------------
    Non-utility property                                     -                     -                    1.9                -
    Less accumulated depreciation                            -                     -                   (1.7)               -
------------------------------------------------------------------------------------------------------------------------------------
                 Non-utility property - net                  -                     -                    0.2                -
------------------------------------------------------------------------------------------------------------------------------------
                 Total property, plant, and
                   equipment                                 -                     -                    0.2                -
------------------------------------------------------------------------------------------------------------------------------------
Deferred Debits and Other Assets
    Unrecovered environmental response costs                 -                     -                     -                 -
    Investments in joint ventures                            -                     -                   0.4               3.5
    Unrecovered postretirement benefits costs                -                     -                     -                 -
    Other                                                    -                   0.1                   0.2                 -
------------------------------------------------------------------------------------------------------------------------------------
                 Total deferred debits and other
                   assets                                    -                   0.1                   0.6               3.5
------------------------------------------------------------------------------------------------------------------------------------
Total Assets                                             $78.6                  $2.0                 $ 3.4             $ 2.9
====================================================================================================================================

                              Exhibit D-3, page 4

AGL Resources Inc.
Consolidating Balance Sheet
As of September 30, 2000
(Millions)

                                                                                                   AGL Energy Wise
                                                                                                    Services, Inc.
                                                                                                  -----------------

ASSETS

Current Assets
    Cash and cash equivalents                                                                              -
    Receivables
                 Gas                                                                                       -
                 Other                                                                                     -
                 Intercompany receivables/(payables)                                                    (0.4)
                 Unbilled revenues                                                                         -
-------------------------------------------------------------------------------------------------------------------
                      Total receivables                                                                 (0.4)
-------------------------------------------------------------------------------------------------------------------
    Refundable income taxes
    Inventories
                 Natural gas stored underground                                                            -
                 Liquefied natural gas                                                                     -
                 Materials and supplies                                                                    -
                 Other                                                                                     -
-------------------------------------------------------------------------------------------------------------------
                      Total inventories                                                                    -
-------------------------------------------------------------------------------------------------------------------
    Other current assets                                                                                   -
-------------------------------------------------------------------------------------------------------------------
                      Total current assets                                                              (0.4)
-------------------------------------------------------------------------------------------------------------------
Investment and Equity in Associated Company                                                                -
-------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
    Utility plant                                                                                          -
    Less accumulated depreciation
-------------------------------------------------------------------------------------------------------------------
                 Utility plant - net                                                                       -
-------------------------------------------------------------------------------------------------------------------
    Non-utility property                                                                                 0.1
    Less accumulated depreciation                                                                          -
-------------------------------------------------------------------------------------------------------------------
                 Non-utility property - net                                                              0.1
-------------------------------------------------------------------------------------------------------------------
                 Total property, plant, and
                   equipment                                                                             0.1
-------------------------------------------------------------------------------------------------------------------
Deferred Debits and Other Assets
    Unrecovered environmental response costs                                                               -
    Investments in joint ventures                                                                          -
    Unrecovered postretirement benefits costs                                                              -
    Other                                                                                                0.1
-------------------------------------------------------------------------------------------------------------------
                 Total deferred debits and other
                   assets                                                                                0.1
-------------------------------------------------------------------------------------------------------------------
Total Assets                                                                                           $(0.2)
===================================================================================================================


                              Exhibit D-3, page 5

AGL Resources Inc.
Consolidating Balance Sheet
As of September 30, 2000
(Millions)

                                                          AGL Resources Inc.                                       Atlanta Gas Light
                                                             Consolidated      Eliminations   AGL Resources Inc.        Company
                                                        ----------------------------------------------------------------------------
LIABILITIES AND CAPITALIZATION

Current Liabilities
    Short-term debt                                           $  141.2                 -            $ 141.2                  -
    Accounts payable - trade                                      34.0                 -                7.5               16.2
    Interest                                                      21.5              (2.6)               2.2               20.7
    Current portion of long-term debt                             20.0                 -                  -               20.0
    Wages and salaries                                            15.3                 -               12.4                2.8
    Other accrued liabilities                                     20.2              (0.1)               3.4               22.8
    Customer deposits                                              1.8                 -                  -                0.2
    Other                                                         30.8                 -               11.7               15.6
------------------------------------------------------------------------------------------------------------------------------------
                   Total current liabilities                     284.8              (2.7)             178.4               98.3
------------------------------------------------------------------------------------------------------------------------------------
Accumulated Deferred Income Taxes                                249.6                 -                0.6              231.6
------------------------------------------------------------------------------------------------------------------------------------
Long-Term Liabilities
    Accrued environmental response costs                         111.7                 -                  -              111.7
    Accrued postretirement benefits costs                         31.9                 -                0.3               30.1
    Accrued pension costs                                          6.7                 -                2.3                4.7
    Capital leases                                                 1.0                 -                  -                  -
------------------------------------------------------------------------------------------------------------------------------------
                   Total long-term liabilities                   151.3                 -                2.6              146.5
------------------------------------------------------------------------------------------------------------------------------------
Deferred Credits
    Unamortized investment tax credit                             23.2                 -                  -               23.2
    Regulatory tax liability                                      15.5                 -                  -               18.0
    Other                                                         10.3                 -                1.2                8.9
------------------------------------------------------------------------------------------------------------------------------------
                   Total deferred credits                         49.0                 -                1.2               50.1
------------------------------------------------------------------------------------------------------------------------------------
Capitalization
    Long-term debt                                               590.0             (77.3)              77.3              590.0
    Subsidiary obligated mandatorily
     redeemable preferred securities                              74.3              (0.7)                 -                  -
    Common stockholders' equity
                   Common stock                                  289.1            (279.2)             289.1              276.8
                   Premium on common stock                       200.2            (264.5)             198.5              165.8
                   Earnings reinvested                           197.8             244.8             (189.5)              62.8
                   Shares held in treasury (at cost)             (66.2)                -              (66.2)                 -
------------------------------------------------------------------------------------------------------------------------------------
                      Total common stockholders' equity          620.9            (298.9)             231.9              505.4
------------------------------------------------------------------------------------------------------------------------------------
                      Total capitalization                     1,285.2            (376.9)             309.2            1,095.4
------------------------------------------------------------------------------------------------------------------------------------
 Total Liabilities and Capitalization                         $2,019.9           $(379.6)           $ 492.0           $1,621.9
====================================================================================================================================

                              Exhibit D-3, page 6

AGL Resources Inc.
Consolidating Balance Sheet
As of September 30, 2000
(Millions)

                                                Chattanooga Gas    AGL Energy Services,    Georgia Natural
                                                    Company                  Inc.            Gas Company      AGL Investments, Inc.
                                                ---------------    --------------------    ---------------    ---------------------
LIABILITIES AND CAPITALIZATION

Current Liabilities
  Short-term debt                                       -                     -                      -                    -
  Accounts payable - trade                            5.8                   2.3                      -                    -
  Interest                                            0.7                     -                      -                    -
  Current portion of long-term debt                     -                     -                      -                    -
  Wages and salaries                                  0.1                     -                      -                    -
  Other accrued liabilities                           0.8                   0.7                   (8.8)                (0.5)
  Customer deposits                                   1.6                     -                      -                    -
  Other                                               1.4                     -                      -                  0.2
------------------------------------------------------------------------------------------------------------------------------------
    Total current liabilities                        10.4                   3.0                   (8.8)                (0.3)
------------------------------------------------------------------------------------------------------------------------------------
Accumulated Deferred Income Taxes                    10.6                     -                    0.4                 (0.1)
------------------------------------------------------------------------------------------------------------------------------------
Long-Term Liabilities
  Accrued environmental response costs                  -                     -                      -                    -
  Accrued postretirement benefits costs               1.5                     -                      -                    -
  Accrued pension costs                              (0.2)                    -                      -                 (0.1)
  Capital leases                                        -                     -                      -                    -
-----------------------------------------------------------------------------------------------------------------------------------
    Total long-term liabilities                       1.3                     -                      -                 (0.1)
-----------------------------------------------------------------------------------------------------------------------------------
Deferred Credits
  Unamortized investment tax credit                     -                     -                      -                    -
  Regulatory tax liability                           (2.5)                    -                      -                    -
  Other                                               0.3                     -                      -                    -
-----------------------------------------------------------------------------------------------------------------------------------
    Total deferred credits                           (2.2)                    -                      -                    -
-----------------------------------------------------------------------------------------------------------------------------------
Capitalization
  Long-term debt                                        -                     -                      -                    -
  Subsidiary obligated mandatorily
    redeemable preferred securities                     -                     -                      -                    -
  Common stockholders' equity
    Common stock                                        -                     -                    0.1                    -
    Premium on common stock                          35.3                   3.6                      -                 40.0
    Earnings reinvested                              48.4                   9.4                   (8.6)                17.8
    Shares held in treasury (at cost)                   -                     -                      -                    -
-----------------------------------------------------------------------------------------------------------------------------------
      Total common stockholders' equity              83.7                  13.0                   (8.5)                57.8
-----------------------------------------------------------------------------------------------------------------------------------
      Total capitalization                           83.7                  13.0                   (8.5)                57.8
-----------------------------------------------------------------------------------------------------------------------------------
 Total Liabilities and Capitalization              $103.8                 $16.0                 ($16.9)               $57.3
===================================================================================================================================




                              Exhibit D-3, Page 7

AGL Resources Inc.
Consolidating Balance Sheet
As of September 30, 2000
(Millions)

                                                   AGL Propane                      AGL Consumer        Trustees
                                                  Services, Inc.   Utilipro Inc.   Services, Inc.    Investments, Inc.
                                                 ----------------------------------------------------------------------
LIABILITIES AND CAPITALIZATION

Current Liabilities
    Short-term debt                                       -                -             -                  -
    Accounts payable - trade                              -              2.1           0.1                  -
    Interest                                              -              0.5             -                  -
    Current portion of long-term debt                     -                -             -                  -
    Wages and salaries                                    -                -             -                  -
    Other accrued liabilities                           0.2             (0.5)            -                0.3
    Customer deposits                                     -                -             -                  -
    Other                                               0.8              0.9             -                  -
-----------------------------------------------------------------------------------------------------------------------
      Total current liabilities                         1.0              3.0           0.1                0.3
-----------------------------------------------------------------------------------------------------------------------
Accumulated Deferred Income Taxes                       7.2             (0.7)            -                  -
-----------------------------------------------------------------------------------------------------------------------
Long-Term Liabilities
    Accrued environmental response costs                  -                -             -                  -
    Accrued postretirement benefits costs                 -                -             -                  -
    Accrued pension costs                                 -                -             -                  -
    Capital leases                                        -              1.0             -                  -
-----------------------------------------------------------------------------------------------------------------------
      Total long-term liabilities                         -              1.0             -                  -
-----------------------------------------------------------------------------------------------------------------------
Deferred Credits
    Unamortized investment tax credit                     -                -             -                  -
    Regulatory tax liability                              -                -             -                  -
    Other                                                 -             (0.1)            -                  -
-----------------------------------------------------------------------------------------------------------------------
      Total deferred credits                              -             (0.1)            -                  -
-----------------------------------------------------------------------------------------------------------------------
Capitalization
    Long-term debt                                        -                -             -                  -
    Subsidiary obligated mandatorily
      redeemable preferred securities                     -              0.7             -                  -
    Common stockholders' equity
      Common stock                                        -                -             -                  -
      Premium on common stock                          11.4              3.0             -                2.2
      Earnings reinvested                              16.7             (7.6)          0.3                0.2
      Shares held in treasury (at cost)                   -                -             -                  -
-----------------------------------------------------------------------------------------------------------------------
        Total common stockholders' equity              28.1             (4.6)          0.3                2.4
-----------------------------------------------------------------------------------------------------------------------
        Total capitalization                           28.1             (3.9)          0.3                2.4
-----------------------------------------------------------------------------------------------------------------------
 Total Liabilities and Capitalization                 $36.3            $(0.7)         $0.4               $2.7
=======================================================================================================================

                              Exhibit D-3, page 8

AGL Resources Inc.
Consolidating Balance Sheet
As of September 30, 2000
(Millions)

                                                                                     Georgia Gas     AGL Peaking
                                            AGL Capital Trust    AGL Networks, LLC     Company      Services, Inc.
                                            ----------------------------------------------------------------------
LIABILITIES AND CAPITALIZATION

Current Liabilities
  Short-term debt                                  -                   -                  -                -
  Accounts payable - trade                         -                   -                  -                -
  Interest                                         -                   -                  -                -
  Current portion of long-term debt                -                   -                  -                -
  Wages and salaries                               -                   -                  -                -
  Other accrued liabilities                      2.1                   -               (0.1)            (0.1)
  Customer deposits                                -                   -                  -                -
  Other                                            -                   -                  -                -
------------------------------------------------------------------------------------------------------------------
    Total current liabilities                    2.1                   -               (0.1)            (0.1)
------------------------------------------------------------------------------------------------------------------
Accumulated Deferred Income Taxes                  -                   -                  -              0.1
------------------------------------------------------------------------------------------------------------------
Long-Term Liabilities
  Accrued environmental response costs             -                   -                  -                -
  Accrued postretirement benefits costs            -                   -                  -                -
  Accrued pension costs                            -                   -                  -                -
  Capital leases                                   -                   -                  -                -
------------------------------------------------------------------------------------------------------------------
    Total long-term liabilities                    -                   -                  -                -
------------------------------------------------------------------------------------------------------------------
Deferred Credits
  Unamortized investment tax credit                -                   -                  -                -
  Regulatory tax liability                         -                   -                  -                -
  Other                                            -                   -                  -                -
------------------------------------------------------------------------------------------------------------------
    Total deferred credits                         -                   -                  -                -
------------------------------------------------------------------------------------------------------------------
Capitalization
  Long-term debt                                   -                   -                  -                -
  Subsidiary obligated mandatorily
    redeemable preferred securities             74.3                   -                  -                -
  Common stockholders' equity
    Common stock                                 2.3                   -                  -                -
    Premium on common stock                        -                 2.0                  -              2.7
    Earnings reinvested                         (0.1)                  -                3.5              0.2
    Shares held in treasury (at cost)              -                   -                  -                -
------------------------------------------------------------------------------------------------------------------
      Total common stockholders' equity          2.2                 2.0                3.5              2.9
------------------------------------------------------------------------------------------------------------------
      Total capitalization                      76.5                 2.0                3.5              2.9
------------------------------------------------------------------------------------------------------------------
 Total Liabilities and Capitalization          $78.6                $2.0               $3.4             $2.9
==================================================================================================================

                               Exhibit D-3, page 9

AGL Resources Inc.
Consolidating Balance Sheet
As of September 30, 2000
(Millions)

                                                                                         AGL Energy Wise
                                                                                         Services, Inc.
                                                                                         ---------------

LIABILITIES AND CAPITALIZATION

Current Liabilities
    Short-term debt                                                                              -
    Accounts payable - trade                                                                     -
    Interest                                                                                     -
    Current portion of long-term debt                                                            -
    Wages and salaries                                                                           -
    Other accrued liabilities                                                                    -
    Customer deposits                                                                            -
    Other                                                                                      0.2
--------------------------------------------------------------------------------------------------------
          Total current liabilities                                                            0.2
--------------------------------------------------------------------------------------------------------
Accumulated Deferred Income Taxes                                                             (0.1)
--------------------------------------------------------------------------------------------------------
Long-Term Liabilities
    Accrued environmental response costs                                                         -
    Accrued postretirement benefits costs                                                        -
    Accrued pension costs                                                                        -
    Capital leases                                                                               -
--------------------------------------------------------------------------------------------------------
          Total long-term liabilities                                                            -
--------------------------------------------------------------------------------------------------------
Deferred Credits
    Unamortized investment tax credit                                                            -
    Regulatory tax liability                                                                     -
    Other                                                                                        -
--------------------------------------------------------------------------------------------------------
          Total deferred credits                                                                 -
--------------------------------------------------------------------------------------------------------
Capitalization
    Long-term debt                                                                               -
    Subsidiary obligated mandatorily
      redeemable preferred securities                                                            -
    Common stockholders' equity
    Common stock                                                                                 -
    Premium on common stock                                                                    0.2
    Earnings reinvested                                                                       (0.5)
    Shares held in treasury (at cost)                                                            -
--------------------------------------------------------------------------------------------------------
          Total common stockholders' equity                                                   (0.3)
--------------------------------------------------------------------------------------------------------
          Total capitalization                                                                (0.3)
--------------------------------------------------------------------------------------------------------
Total Liabilities and Capitalization                                                         $(0.2)
========================================================================================================


                             Exhibit D-3, page 10